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                                                                   EXHIBIT 23(a)



                                 CONSENT OF AUDITORS



     We consent to the incorporation by reference in the registration statement of CEC Resources Ltd. on Form S-8 (File No. 33-98954) of our report dated

February 16, 1999, on our audits of the financial statements of CEC Resources

Ltd. as of November 30, 1998 and 1997, and for the years ended November 30,

1998, 1997, and 1996, which report is included in this Annual Report on Form

10-K.



                           PricewaterhouseCoopers LLP
                           Chartered Accountants


Calgary, Canada
February 16, 1999